UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, DC 20549

                                         FORM 8-K


                                  CURRENT REPORT PURSUANT
                               TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) July 19, 2005 (July 15, 2005)

                            ADDVANTAGE TECHNOLOGIES GROUP, INC.
                  (Exact Name of Registrant as Specified in Its Charter)

                                        Oklahoma
                       (State or Other Jurisdiction of Incorporation)


                   1-10799                              73-1351610
           (Commission File Number)          (IRS Employer Identification No.)


     1605 E. Iola, Broken Arrow, Oklahoma                  74012
   (Address of Principal Executive Offices)              (Zip Code)

                                    (918) 251-9121
                  (Registrants Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 15, 2005, ADDvantage Technologies Group, Inc. (the "Company") announced the appointment of James W. Brown, age 57, as Vice President of Operations. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference. Since 2000, Mr. Brown has served as a consultant to a number of companies involved in manufacturing as well as the installation of telecommunications equipment. From 1997 to October 1999, Mr. Brown was Chief Financial Officer and Controller for Flow Tech/Holly Performance Products, in Tempe, Arizona.

ITEM 9.01  Financial Statements and Exhibits

(c)        Exhibits


99.1 Press Release dated July 15, 2005, announcing the appointment of James W. Brown as Vice President of Operations.

                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ADDVANTAGE TECHNOLOGIES GROUP, INC.


Date:  July 19, 2005                   By:   /s/ Ken Chymiak
                                       Ken Chymiak
                                       President and Chief Executive Officer